UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 21, 2005

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

On April 21, 2005, the Compensation Committee of our Board of Directors approved the compensation for our non-employee directors for the term commencing at the annual meeting of shareholders held on April 21, 2005. This compensation is described in Exhibit 10.77 to this report, which is incorporated herein by reference.

The forms of (a) Non-Employee Director Nonqualified Stock Option Agreement, (b) Non-Employee Director Restricted Stock Award Agreement - Founder's Stock and Incentive Stock, and (c) Non-Employee Director Restricted Stock Award Agreement - Annual Retainers and Meeting Fees previously approved for issuance of options and restricted stock to non-employee directors under the USEC Inc. 1999 Equity Incentive Plan, as amended, are filed as Exhibits 4.8, 4.9 and 4.10, respectively, to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number -- 4.08
Description -- Form of Non-Employee Director Nonqualified Stock Option Agreement.

Exhibit Number -- 4.09
Description -- Form of Non-Employee Director Restricted Stock Award Agreement - Founder's Stock and Incentive Stock.

Exhibit Number -- 4.10
Description -- Form of Non-Employee Director Restricted Stock Award Agreement - Annual Retainers and Meeting Fees.

Exhibit Number -- 10.77
Description -- Summary Sheet for Non-Employee Director Compensation.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

April 27, 2005	By:	/s/ Ellen C. Wolf

Name: Ellen C. Wolf
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Top of the Form

Exhibit Index

Exhibit No.	Description

4.08	Form of Non-Employee Director Nonqualified Stock Option Agreement
4.09	Form of Non-Employee Director Restricted Stock Award Agreement - Founder's Stock and Incentive Stock
4.10	Form of Non-Employee Director Restricted Stock Award Agreement - Annual Retainers and Meeting Fees
10.77	Summary Sheet for Non-Employee Director Compensation